                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 15, 2005

                                ORTHOMETRIX, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-26206                  06-1387931
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

106 Corporate Park Drive, Suite 102, White Plains, NY             10604
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (914) 694-2285

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

     On August 15, 2005, the Registrant issued a press release announcing that its new Orbasone(TM) Pain Relief System received market approval from the U.S.
Food and Drug Administration ("FDA") for the treatment of chronic plantar fasciitis (foot pain). The transaction announced in this press release is more fully described in the Press Release which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     (c)    Exhibits

     99.1   Press Release, dated August 15, 2005 with respect to FDA market approval of the Registrant's new Orbasone(TM) Pain Relief System to
            treat foot pain.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of August, 2005.

                                                   ORTHOMETRIX, INC.

                                                   By: /s/ Neil H. Koenig
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                                                       Neil H. Koenig
                                                       Chief Financial Officer